Exhibit 2.33

EXECUTION VERSION

AMENDMENT NO.2

Dated as of December 6, 2016

to

SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

Dated as of January 17, 2013

THIS AMENDMENT No. 2 (this “Amendment”) dated as of December 6, 2016 is entered into by and between NMC FUNDING CORPORATION, a Delaware corporation, as Purchaser (the “Purchaser”) and NATIONAL MEDICAL CARE, INC., a Delaware corporation, as Seller (the “Seller”).

PRELIMINARY STATEMENTS

A.            The Purchaser and the Seller are parties to that certain Second Amended and Restated Receivables Purchase Agreement dated as of January 17, 2013 (as amended or otherwise modified prior to the date hereof, the “RPA”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the RPA.

B.            The Purchaser and the Seller have agreed to amend the RPA on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments.

1.1          Section 2.6(a) of the RPA is hereby amended by changing the UCC section referred to therein from “Section 9-402(7) of the UCC” to “Section 9-507 of the UCC”.

1.2          Section 5.1(b) of the RPA is hereby amended by adding the following proviso immediately prior the last period therein:

; provided, however, that the Seller shall not be required to cause any Terminated Transferring Affiliate (DT) to carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently or had conducted.

1.3          Section 5.2(d) of the RPA is hereby amended by adding the following proviso immediately prior to the last period therein:

; provided, however, that the Seller shall not be required to comply with this covenant in connection with any merger, consolidation, transfer, lease or other disposition of assets by an Originating Entity (other than the Seller) if the aggregate Outstanding Balance of all Receivables originated by all other Originating Entities with respect to which the Seller is in compliance with this covenant is at least $1,050,000,000.

1.4          Exhibit F (List of Actions and Suits) of the RPA is hereby deleted and replaced with the new Exhibit F attached hereto as Exhibit 1.

1.5          Exhibit G (Location of Records) of the RPA is hereby deleted and replaced with the new Exhibit G attached hereto as Exhibit 2.

1.6          Exhibit H (List of Seller’s Subsidiaries, Divisions and Tradenames) of the RPA is hereby deleted and replaced with the new Exhibit H attached hereto as Exhibit 3.

1.7          Exhibit I (Form of Transferring Affiliate Letter) of the RPA is hereby amended to insert at the end of such exhibit the form of Amendment No. 6 to the Transferring Affiliate Letter attached hereto as Exhibit 4.

1.8          Exhibit J (List of Transferring Affiliates, Chief Executive Offices of Transferring Affiliates and Tradenames) of the RPA is hereby deleted and replaced with the new Exhibit J attached hereto as Exhibit 5.

SECTION 2. Conditions Precedent. This Amendment shall become effective and be deemed effective as of the date hereof upon (i) the receipt by the Purchaser of counterparts of this Amendment duly executed by the Purchaser and the Seller, (ii) the effectiveness of Amendment No. 6 to the Amended and Restated Transferring Affiliate Letter of even date herewith among the Seller and each Transferring Affiliate and (iii) the effectiveness of Amendment No. 1 to the Seventh Amended and Restated Transfer and Administration Agreement of even date herewith among the Seller, the Purchaser, the Transferor, the Collection Agent, the Administrative Agents and the Agent.

SECTION 3. Covenants, Representations and Warranties of the Seller.

3.1          Upon the effectiveness of this Amendment, the Seller hereby reaffirms all covenants, representations and warranties made by it in the RPA and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

3.2          The Seller hereby represents and warrants that (i) this Amendment constitutes the legal, valid and binding obligation of such party, enforceable against it in accordance with its terms and (ii) upon the effectiveness of this Amendment, no Seller Default or Potential Seller Default shall exist under the RPA.

SECTION 4. Reference to and Effect on the RPA.

4.1          Upon the effectiveness of this Amendment, each reference in the RPA to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean

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and be a reference to the RPA as amended hereby, and each reference to the RPA in any other document, instrument and agreement executed and/or delivered in connection with the RPA shall mean and be a reference to the RPA as amended hereby.

4.2          Except as specifically amended hereby, the RPA and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

4.3          The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Purchaser or any of its assignees under the RPA or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

SECTION 5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK.

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart via facsimile or other electronic transmission shall be deemed delivery of an original counterpart.

SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

[The remainder of this page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

NMC FUNDING CORPORATION,
as Purchaser

By:	/s/ Mark Fawcett
Name:	Mark Fawcett
Title:	Senior Vice President and Treasurer

NATIONAL MEDICAL CARE, INC.,
as Seller

By:	/s/ Mark Fawcett
Name:	Mark Fawcett
Title:	Senior Vice President and Treasurer

Signature Page

Amendment No. 2 to Second Amended and Restated Receivables Purchase Agreement

Exhibit 1

to Amendment

EXHIBIT F

to

SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

LIST OF ACTIONS AND SUITS

SECTION 3.1(g)

The “Legal and Regulatory Matters” section of the most recent annual report on Form 20-F or report on Form 6-K for the quarter, as applicable, and such other Form 6-Ks referencing therein any actions, suits or proceedings, each as filed by Fresenius Medical Care AG & Co. KGaA (“FME KGaA” or the “Company”) with the U.S. Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934 is hereby incorporated by reference as if fully set forth herein.

Such filings can be found on the SEC website at the following link: http://www.sec.gov/cgi-bin/browse-edgar?action=getcompany&CIK=0001333141&owner=exclude&count=40

The following are excerpts from the report on Form 6-K of FME KGaA filed with the Securities and Exchange Commission on October 27, 2016 for the period ending September 30, 2016 (in thousands, except share and per share data):

Legal and Regulatory Matters

The Company is routinely involved in claims, lawsuits, regulatory and tax audits, investigations and other legal matters arising, for the most part, in the ordinary course of its business of providing health care services and products. Legal matters that the Company currently deems to be material or noteworthy are described below. For the matters described below in which the Company believes a loss is both reasonably possible and estimable, an estimate of the loss or range of loss exposure is provided. For the other matters described below, the Company believes that the loss probability is remote and/or the loss or range of possible losses cannot be reasonably estimated at this time. The outcome of litigation and other legal matters is always difficult to predict accurately and outcomes that are not consistent with the Company’s view of the merits can occur. The Company believes that it has valid defenses to the legal matters pending against it and is defending itself vigorously. Nevertheless, it is possible that the resolution of one or more of the legal matters currently pending or threatened could have a material adverse effect on its business, results of operations and financial condition.

Commercial Litigation

On April 5, 2013, the U.S. Judicial Panel on Multidistrict Litigation ordered that the numerous lawsuits pending in various federal courts alleging wrongful death and personal injury claims against FMCH and certain of its affiliates relating to FMCH’s acid concentrate products NaturaLyte® and GranuFlo® be transferred and consolidated for pretrial management purposes into a consolidated multidistrict litigation in the United States District Court for the District of Massachusetts. See, In Re: Fresenius Granuflo/Naturalyte Dialysate Products Liability Litigation, Case No. 2013-md-02428. The

Massachusetts state courts and the St. Louis City (Missouri) court subsequently established similar consolidated litigation for such cases filed in Massachusetts county courts and St. Louis City court. See, In Re: Consolidated Fresenius Cases, Case No. MICV 2013-03400-O (Massachusetts Superior Court, Middlesex County). These lawsuits allege generally that inadequate labeling and warnings for these products caused harm to patients. In addition, similar cases have been filed in other state courts. On February 17, 2016, the Company reached with a committee of plaintiffs’ counsel and reported to the courts an agreement in principle for settlement of potentially all cases. The agreement in principle calls for the Company to pay $250,000 into a settlement fund in exchange for releases of all or substantially all of the plaintiffs’ claims, subject to the Company’s right to void the settlement under certain conditions, including if more than 3% of all plaintiffs reject the settlement or the distribution of rejecters meet certain criteria. As subsequently amended with the courts’ approval as to the applicable timetable, plaintiffs must advise FMCH of acceptance of the settlement by November 7, 2016; the Company has until November 15, 2016 to exercise any rights to void the settlement; and payment of the settlement amount must be made in November 2016 if the settlement is confirmed. The Company’s affected insurers have agreed to fund $220,000 of the settlement fund, with a reservation of rights regarding certain coverage issues between and among the Company and its insurers. The Company has accrued a net expense of $60,000 for consummation of the settlement, including legal fees and other anticipated costs.

Subsequent to the agreement in principle, the Company’s insurers in the AIG group initiated an action for declaratory judgment in New York state court advancing various arguments for reducing the amount of their coverage obligations. The Company filed an action in Massachusetts state court seeking to compel the AIG group carriers to honor their obligations under applicable policies, including reimbursement to the Company of litigation defense costs incurred before the agreement in principle was reached. The affected carriers have confirmed that the coverage litigation does not impact their commitment to fund $220,000 of the settlement with plaintiffs.

Certain of the complaints in the Granuflo®/Naturalyte® litigation named combinations of FMC-AG & Co. KGaA, FMC Management AG, Fresenius SE and Fresenius Management SE as defendants, in addition to FMCH and its domestic United States affiliates. The agreement in principle provides for dismissals and releases of claims encompassing the European defendants.

Four institutional plaintiffs have filed complaints against FMCH or its affiliates under state deceptive practices statutes resting on certain background allegations common to the GranuFlo®/NaturaLyte® personal injury litigation, but seeking as remedy the repayment of sums paid to FMCH attributable to the Granuflo®/Naturalyte® products. These cases implicate different legal standards, theories of liability and forms of potential recovery from those in the personal injury litigation and their claims will not be extinguished by the personal injury litigation settlement described above. The four plaintiffs are the Attorneys General for the States of Kentucky, Louisiana and Mississippi and the commercial insurance company Blue Cross Blue Shield of Louisiana in its private capacity. See, State of Mississippi ex rel. Hood, v. Fresenius Medical Care Holdings, Inc., No. 14-cv-152 (Chancery Court, DeSoto County); State of Louisiana ex re. Caldwell and Louisiana Health Service & Indemnity Company v. Fresenius Medical Care Airline, 2016 Civ. 11035 (U.S.D.C. D. Mass.); Commonwealth of Kentucky ex rel. Beshear v. Fresenius Medical Care Holdings, Inc. et al., No. 16-CI-00946 (Circuit Court, Franklin County).

Other Litigation and Potential Exposures

On February 15, 2011, a whistleblower (relator) action under the False Claims Act against FMCH was unsealed by order of the United States District Court for the District of Massachusetts and served by the relator. See, United States ex rel. Chris Drennen v. Fresenius Medical Care Holdings, Inc., 2009 Civ.

10179 (D. Mass.). The United States did not intervene initially in the case. The relator’s complaint, which was first filed under seal in February 2009, alleged that the Company sought and received reimbursement from government payors for serum ferritin and multiple forms of hepatitis B laboratory tests that were medically unnecessary or not properly ordered by a physician. Discovery on the relator’s complaint closed in May 2015. On October 2, 2015, the United States Attorney moved to intervene on the relator’s complaint with respect only to certain Hepatitis B surface antigen tests performed prior to 2011, when Medicare reimbursement rules for such tests changed. FMCH opposed the government’s motion to intervene, which remains undecided.

On October 6, 2015, the Office of Inspector General of the United States Department of Health and Human Services (“OIG”) issued a subpoena to the Company seeking information about utilization and invoicing by Fresenius Vascular Care facilities as a whole for a period beginning after the Company’s acquisition of American Access Care LLC in October 2011 (“AAC”). The Company is cooperating in the government’s inquiry, which is being managed by the United States Attorney for the Eastern District of New York. Allegations against AAC arising in districts in Connecticut, Florida and Rhode Island relating to utilization and invoicing were settled in 2015.

The Company has received communications alleging conduct in countries outside the U.S. and Germany that may violate the U.S. Foreign Corrupt Practices Act (“FCPA”) or other anti-bribery laws. The Audit and Corporate Governance Committee of the Company’s Supervisory Board is conducting investigations with the assistance of independent counsel. The Company voluntarily advised the U.S. Securities and Exchange Commission (“SEC”) and the U.S. Department of Justice (“DOJ”). The Company’s investigations and dialogue with the SEC and DOJ are ongoing. The Company is cooperating with the government investigations.

Conduct has been identified that may result in monetary penalties or other sanctions under the FCPA or other anti-bribery laws. In addition, the Company’s ability to conduct business in certain jurisdictions could be negatively impacted. The Company has previously recorded a non-material accrual for an identified matter. Given the current status of the investigations and remediation activities, the Company cannot reasonably estimate the range of possible loss that may result from identified matters or from the final outcome of the investigations or remediation activities.

The Company is implementing enhancements to its anti-corruption compliance program, including internal controls related to compliance with international anti-bribery laws. The Company continues to be fully committed to FCPA and other anti-bribery law compliance.

In August 2014, FMCH received a subpoena from the United States Attorney for the District of Maryland inquiring into FMCH’s contractual arrangements with hospitals and physicians, including contracts relating to the management of in-patient acute dialysis services. FMCH is cooperating in the investigation.

In July 2015, the Attorney General for Hawaii issued a civil complaint under the Hawaii False Claims Act alleging a conspiracy pursuant to which certain Liberty subsidiaries of FMCH overbilled Hawaii Medicaid for Liberty’s Epogen® administrations to Hawaii Medicaid patients during the period from 2006 through 2010, prior to the time of FMCH’s acquisition of Liberty. See, Hawaii v. Liberty Dialysis — Hawaii, LLC et al., Case No. 15-1-1357-07 (Hawaii 1st Circuit). The State alleges that Liberty acted unlawfully by relying on incorrect and unauthorized billing guidance provided to Liberty by Xerox State Healthcare LLC, which acted as Hawaii’s contracted administrator for its Medicaid program reimbursement operations during the relevant period. The amount of the overpayment claimed by the State is approximately $8,000, but the State seeks civil remedies, interest, fines, and penalties against

Liberty and FMCH under the Hawaii False Claims Act substantially in excess of the overpayment. FMCH filed third-party claims for contribution and indemnification against Xerox. The State’s False Claims Act complaint was filed after Liberty initiated an administrative action challenging the State’s recoupment of alleged overpayments from sums currently owed to Liberty. The administrative action is continuing.

On August 31 and November 25, 2015, respectively, FMCH received subpoenas from the United States Attorneys for the District of Colorado and the Eastern District of New York inquiring into FMCH’s participation in and management of dialysis facility joint ventures in which physicians are partners. FMCH is cooperating in the investigations.

On June 30, 2016, FMCH received a subpoena from the United States Attorney for the Northern District of Texas (Dallas) seeking information about the use and management of pharmaceuticals including Velphoro® as well as FMCH’s interactions with DaVita Healthcare Partners, Inc. The Company understands that the subpoena relates to an investigation previously disclosed by DaVita and that the investigation encompasses DaVita, Amgen, and Sanofi. FMCH is cooperating in the investigation.

From time to time, the Company is a party to or may be threatened with other litigation or arbitration, claims or assessments arising in the ordinary course of its business. Management regularly analyzes current information including, as applicable, the Company’s defenses and insurance coverage and, as necessary, provides accruals for probable liabilities for the eventual disposition of these matters.

The Company, like other healthcare providers, insurance plans and suppliers, conducts its operations under intense government regulation and scrutiny. It must comply with regulations which relate to or govern the safety and efficacy of medical products and supplies, the marketing and distribution of such products, the operation of manufacturing facilities, laboratories, dialysis clinics and other health care facilities, and environmental and occupational health and safety. With respect to its development, manufacture, marketing and distribution of medical products, if such compliance is not maintained, the Company could be subject to significant adverse regulatory actions by the FDA and comparable regulatory authorities outside the U.S. These regulatory actions could include warning letters or other enforcement notices from the FDA, and/or comparable foreign regulatory authority which may require the Company to expend significant time and resources in order to implement appropriate corrective actions. If the Company does not address matters raised in warning letters or other enforcement notices to the satisfaction of the FDA and/or comparable regulatory authorities outside the U.S., these regulatory authorities could take additional actions, including product recalls, injunctions against the distribution of products or operation of manufacturing plants, civil penalties, seizures of the Company’s products and/or criminal prosecution. FMCH is currently engaged in remediation efforts with respect to one pending FDA warning letter. The Company must also comply with the laws of the United States, including the federal Anti-Kickback Statute, the federal False Claims Act, the federal Stark Law, the federal Civil Monetary Penalties Law and the federal Foreign Corrupt Practices Act as well as other federal and state fraud and abuse laws. Applicable laws or regulations may be amended, or enforcement agencies or courts may make interpretations that differ from the Company’s interpretations or the manner in which it conducts its business. Enforcement has become a high priority for the federal government and some states. In addition, the provisions of the False Claims Act authorizing payment of a portion of any recovery to the party bringing the suit encourage private plaintiffs to commence whistleblower actions. By virtue of this regulatory environment, the Company’s business activities and practices are subject to extensive review by regulatory authorities and private parties, and continuing audits, subpoenas, other inquiries, claims and litigation relating to the Company’s compliance with applicable laws and regulations. The Company may not always be aware that an inquiry or action has begun, particularly in the case of whistleblower actions, which are initially filed under court seal.

The Company operates many facilities and handles personal health information of its patients and beneficiaries throughout the United States and other parts of the world. In such a decentralized system, it is often difficult to maintain the desired level of oversight and control over the thousands of individuals employed by many affiliated companies. The Company relies upon its management structure, regulatory and legal resources, and the effective operation of its compliance program to direct, manage and monitor the activities of these employees. On occasion, the Company may identify instances where employees or other agents deliberately, recklessly or inadvertently contravene the Company’s policies or violate applicable law. The actions of such persons may subject the Company and its subsidiaries to liability under the Anti-Kickback Statute, the Stark Law, the False Claims Act, Health Insurance Portability and Accountability Act, the Health Information Technology for Economic and Clinical Health Act and the Foreign Corrupt Practices Act, among other laws and comparable laws of other countries.

Physicians, hospitals and other participants in the healthcare industry are also subject to a large number of lawsuits alleging professional negligence, malpractice, product liability, worker’s compensation or related claims, many of which involve large claims and significant defense costs. The Company has been and is currently subject to these suits due to the nature of its business and expects that those types of lawsuits may continue. Although the Company maintains insurance at a level which it believes to be prudent, it cannot assure that the coverage limits will be adequate or that insurance will cover all asserted claims. A successful claim against the Company or any of its subsidiaries in excess of insurance coverage could have a material adverse effect upon it and the results of its operations. Any claims, regardless of their merit or eventual outcome, could have a material adverse effect on the Company’s reputation and business.

The Company has also had claims asserted against it and has had lawsuits filed against it relating to alleged patent infringements or businesses that it has acquired or divested. These claims and suits relate both to operation of the businesses and to the acquisition and divestiture transactions. The Company has, when appropriate, asserted its own claims, and claims for indemnification. A successful claim against the Company or any of its subsidiaries could have a material adverse effect upon its business, financial condition, and the results of its operations. Any claims, regardless of their merit or eventual outcome, could have a material adverse effect on the Company’s reputation and business.

The Company is also subject to ongoing and future tax audits in the U.S., Germany and other jurisdictions. With respect to other potential adjustments and disallowances of tax matters currently under review, the Company does not anticipate that an unfavorable ruling could have a material impact on its results of operations. The Company is not currently able to determine the timing of these potential additional tax payments.

Other than those individual contingent liabilities mentioned above, the current estimated amount of the Company’s other known individual contingent liabilities is immaterial.

Exhibit 2

to Amendment

EXHIBIT G

to

SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

LOCATION OF RECORDS

[attached]

EXHIBIT G

to

SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

LOCATION OF RECORDS

TAA List	Billing Group Name1	Addr1	City1	ST1	Zip1	Billing Group Name2	Addr2	City2	ST2	Zip2	Billing Group Name3	Addr3	City3	ST3	Zip3
Apheresis Care Group, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Bio-Medical Applications Management Company, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Bio-Medical Applications of Aguadilla, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Bio-Medical Applications of Alabama, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Bio-Medical Applications of Amarillo, Inc.	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Bio-Medical Applications of Anacostia, Inc.	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Bio-Medical Applications of Arecibo, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Bio-Medical Applications of Arkansas, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Bio-Medical Applications of Bayamon, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Bio-Medical Applications of Blue Springs, Inc.	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Bio-Medical Applications of Caguas, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Bio-Medical Applications of California, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Bio-Medical Applications of Camarillo, Inc.	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
Bio-Medical Applications of Capitol Hill, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Bio-Medical Applications of Carolina, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Bio-Medical Applications of Carson, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Bio-Medical Applications of Clinton, Inc.	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
Bio-Medical Applications of Columbia Heights, Inc.	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Bio-Medical Applications of Connecticut, Inc.	NEW BEDFORD BILLING GROUP	700 PLEASANT ST	NEW BEDFORD	MA	2740	NEW BEDFORD BILLING GROUP	700 PLEASANT ST	NEW BEDFORD	MA	2740
Bio-Medical Applications of Delaware, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Bio-Medical Applications of Dover, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	NEW BEDFORD BILLING GROUP	700 PLEASANT ST	NEW BEDFORD	MA	2740
Bio-Medical Applications of Eureka, Inc.	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
Bio-Medical Applications of Fayetteville, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Bio-Medical Applications of Florida, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Bio-Medical Applications of Fremont, Inc.	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
Bio-Medical Applications of Fresno, Inc.	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
Bio-Medical Applications of Georgia, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Bio-Medical Applications of Guayama, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Bio-Medical Applications of Humacao, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Bio-Medical Applications of Illinois, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Bio-Medical Applications of Indiana, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	INDIANAPOLIS BILLING GROUP	1320 CITY CENTER DR	CARMEL	IN	46032	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
Bio-Medical Applications of Kansas, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Bio-Medical Applications of Kentucky, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
Bio-Medical Applications of Long Beach, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Bio-Medical Applications of Los Gatos, Inc.	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
Bio-Medical Applications of Louisiana, LLC	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Bio-Medical Applications of Maine, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	NEW BEDFORD BILLING GROUP	700 PLEASANT ST	NEW BEDFORD	MA	2740
Bio-Medical Applications of Manchester, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	NEW BEDFORD BILLING GROUP	700 PLEASANT ST	NEW BEDFORD	MA	2740
Bio-Medical Applications of Maryland, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Bio-Medical Applications of Massachusetts, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	NEW BEDFORD BILLING GROUP	700 PLEASANT ST	NEW BEDFORD	MA	2740
Bio-Medical Applications of Mayaguez, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Bio-Medical Applications of Michigan, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	INDIANAPOLIS BILLING GROUP	1320 CITY CENTER DR	CARMEL	IN	46032
Bio-Medical Applications of Minnesota, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	CLEVELAND BILLING GROUP	25050 COUNTRY CLUB BLVD	NORTH OLMSTED	OH	44070
Bio-Medical Applications of Mississippi, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Bio-Medical Applications of Missouri, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Bio-Medical Applications of Nevada, Inc.	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Bio-Medical Applications of New Hampshire, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	NEW BEDFORD BILLING GROUP	700 PLEASANT ST	NEW BEDFORD	MA	2740
Bio-Medical Applications of New Jersey, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	CLEVELAND BILLING GROUP	25050 COUNTRY CLUB BLVD	NORTH OLMSTED	OH	44070
Bio-Medical Applications of New Mexico, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Bio-Medical Applications of North Carolina, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
Bio-Medical Applications of Northeast D.C., Inc.	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Bio-Medical Applications of Oakland, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Bio-Medical Applications of Ohio, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Bio-Medical Applications of Oklahoma, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Bio-Medical Applications of Pennsylvania, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	INDIANAPOLIS BILLING GROUP	1320 CITY CENTER DR	CARMEL	IN	46032	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Bio-Medical Applications of Ponce, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Bio-Medical Applications of Puerto Rico, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Bio-Medical Applications of Rhode Island, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Bio-Medical Applications of Rio Piedras, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Bio-Medical Applications of San German, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Bio-Medical Applications of San Juan, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Bio-Medical Applications of South Carolina, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Bio-Medical Applications of Southeast Washington, Inc.	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Bio-Medical Applications of Tennessee, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
Bio-Medical Applications of Texas, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Bio-Medical Applications of the District of Columbia, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Bio-Medical Applications of Ukiah, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Bio-Medical Applications of Virginia, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Bio-Medical Applications of West Virginia, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Bio-Medical Applications of Wisconsin, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	CLEVELAND BILLING GROUP	25050 COUNTRY CLUB BLVD	NORTH OLMSTED	OH	44070
Bio-Medical Applications of Woonsocket, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Bio-Medical Applications of Wyoming, LLC	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Brevard County Dialysis, LLC	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Clayton County Dialysis, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Clermont Dialysis Center, LLC	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002

Columbus Area Renal Alliance, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Conejo Valley Dialysis, Inc.	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
Dialysis America Georgia, LLC	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Dialysis Associates of Northern New Jersey, L.L.C.	#N/A	#N/A	#N/A	#N/A	#N/A
Dialysis Associates, LLC	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Dialysis Centers of America - Illinois, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	INDIANAPOLIS BILLING GROUP	1320 CITY CENTER DR	CARMEL	IN	46032	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Dialysis Management Corporation	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Dialysis Services of Atlanta, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Dialysis Services of Cincinnati, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Dialysis Services, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Dialysis Specialists of Marietta, Ltd.	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Dialysis Specialists of Topeka, Inc.	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Douglas County Dialysis, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Doylestown Acute Renal Services, L.L.C.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Du Page Dialysis, Ltd.	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Everest Healthcare Holdings, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Everest Healthcare Indiana, Inc.	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
Everest Healthcare Ohio, Inc.	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Everest Healthcare Rhode Island, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	NEW BEDFORD BILLING GROUP	700 PLEASANT ST	NEW BEDFORD	MA	2740
Everest Healthcare Texas Holding Corp.	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Everest Healthcare Texas, L.P.	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
FMS Delaware Dialysis, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
FMS Philadelphia Dialysis, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Fondren Dialysis Clinic, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Fort Scott Regional Dialysis Center, Inc.	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Four State Regional Dialysis Center, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Fresenius Management Services, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Fresenius Medical Care - South Texas Kidney, LLC	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Fresenius Medical Care Apheresis Services, LLC	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Fresenius Medical Care Dialysis Services - Oregon, LLC	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
Fresenius Medical Care Dialysis Services Colorado LLC	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Fresenius Medical Care Harston Hall, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Fresenius Medical Care Healthcare Recruitment, LLC	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Fresenius Medical Care Holdings, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Fresenius Medical Care of Illinois, LLC	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Fresenius Medical Care of Montana, LLC	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
Fresenius Medical Care of Nebraska, LLC	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Fresenius Medical Care PSO, LLC	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Fresenius Medical Care Ventures Holding Company, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Fresenius Medical Care Ventures, LLC	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Fresenius Medical Care West Bexar, LLC	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Fresenius Medical Care-OSUIM Kidney Centers, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Fresenius USA Manufacturing, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Fresenius USA Marketing, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Fresenius USA, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Gulf Region Mobile Dialysis, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Haemo-Stat, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Hauppauge Dialysis Center, LLC	CLEVELAND BILLING GROUP	25050 COUNTRY CLUB BLVD	NORTH OLMSTED	OH	44070	CLEVELAND BILLING GROUP	25050 COUNTRY CLUB BLVD	NORTH OLMSTED	OH	44070
Henry Dialysis Center, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Holton Dialysis Clinic, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Home Dialysis of America, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Home Dialysis of Muhlenberg County, Inc.	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
Homestead Artificial Kidney Center, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Inland Northwest Renal Care Group, LLC	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
Jefferson County Dialysis, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
KDCO, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Kentucky Renal Care Group, LLC	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
Lawton Dialysis, Inc.	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Little Rock Dialysis, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Maumee Dialysis Services, LLC	INDIANAPOLIS BILLING GROUP	1320 CITY CENTER DR	CARMEL	IN	46032	INDIANAPOLIS BILLING GROUP	1320 CITY CENTER DR	CARMEL	IN	46032
Metro Dialysis Center - Normandy, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Metro Dialysis Center - North, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Miami Regional Dialysis Center, Inc.	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
National Medical Care, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
National Nephrology Associates Management Company of Texas, Inc.	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
National Nephrology Associates of Texas, L.P.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Nephromed LLC	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
New York Dialysis Services, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	CLEVELAND BILLING GROUP	25050 COUNTRY CLUB BLVD	NORTH OLMSTED	OH	44070
NMC Services, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
NNA Management Company of Kentucky, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
NNA Management Company of Louisiana, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
NNA of Alabama, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
NNA of East Orange, L.L.C.	CLEVELAND BILLING GROUP	25050 COUNTRY CLUB BLVD	NORTH OLMSTED	OH	44070	CLEVELAND BILLING GROUP	25050 COUNTRY CLUB BLVD	NORTH OLMSTED	OH	44070
NNA of Georgia, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
NNA of Harrison, L.L.C.	CLEVELAND BILLING GROUP	25050 COUNTRY CLUB BLVD	NORTH OLMSTED	OH	44070	CLEVELAND BILLING GROUP	25050 COUNTRY CLUB BLVD	NORTH OLMSTED	OH	44070
NNA of Louisiana, LLC	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
NNA of Nevada, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
NNA of Oklahoma, Inc.	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
NNA of Oklahoma, L.L.C.	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
NNA of Rhode Island, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	NEW BEDFORD BILLING GROUP	700 PLEASANT ST	NEW BEDFORD	MA	2740
NNA of Toledo, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
NNA—Saint Barnabas, L.L.C.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
NNA—Saint Barnabas-Livingston, L.L.C.	CLEVELAND BILLING GROUP	25050 COUNTRY CLUB BLVD	NORTH OLMSTED	OH	44070
North Buckner Dialysis Center, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Northeast Alabama Kidney Clinic, Inc.	INDIANAPOLIS BILLING GROUP	1320 CITY CENTER DR	CARMEL	IN	46032

Northern New Jersey Dialysis, L.L.C.	#N/A	#N/A	#N/A	#N/A	#N/A
NRA-Ada, Oklahoma, LLC	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
NRA-Augusta, Georgia, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
NRA-Bamberg, South Carolina, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
NRA-Bay City, Texas, LLC	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
NRA-Crossville, Tennessee, LLC	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
NRA-Dickson, Tennessee, LLC	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
NRA-Farmington, Missouri, LLC	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
NRA-Fredericktown, Missouri, LLC	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
NRA-Georgetown, Kentucky, LLC	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
NRA-Hogansville, Georgia, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
NRA-Holly Hill, South Carolina, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
NRA-Hollywood, South Carolina, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
NRA-Inpatient Dialysis, LLC	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
NRA-LaGrange, Georgia, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
NRA-London, Kentucky, LLC	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
NRA-Macon, Georgia, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
NRA-Midtown Macon, Georgia, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
NRA-Milledgeville, Georgia, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
NRA-Monticello, Georgia, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
NRA-Mt. Pleasant, South Carolina, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
NRA-New Castle, Indiana, LLC	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
NRA-Newnan Acquisition, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
NRA-North Augusta, South Carolina, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
NRA-Orangeburg, South Carolina, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
NRA-Palmetto, Georgia, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
NRA-Princeton, Kentucky, LLC	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
NRA-Roanoke, Alabama, LLC	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
NRA-South City, Missouri, LLC	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
NRA-St. Louis (Home Therapy Center), Missouri, LLC	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
NRA-St. Louis, Missouri, LLC	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
NRA-Talladega, Alabama, LLC	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
NRA-Valdosta (North), Georgia, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
NRA-Valdosta, Georgia, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
NRA-Varnville, South Carolina, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
NRA-Washington County, Missouri, LLC	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
NRA-Winchester, Indiana, LLC	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
Physicians Dialysis Company, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
QualiCenters Albany, Ltd.	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
QualiCenters Bend LLC	INDIANAPOLIS BILLING GROUP	1320 CITY CENTER DR	CARMEL	IN	46032
QualiCenters Coos Bay, Ltd.	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
QualiCenters Eugene-Springfield, Ltd.	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
QualiCenters Inland Northwest L.L.C.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
QualiCenters Pueblo LLC	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
QualiCenters Salem LLC	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
QualiCenters Sioux City, LLC	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
QualiCenters, Inc.	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
RAI Care Centers of Alabama, LLC	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
RAI Care Centers of Florida I, LLC	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
RAI Care Centers of Florida II, LLC	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
RAI Care Centers of Georgia I, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
RAI Care Centers of Illinois I, LLC	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
RAI Care Centers of Illinois II, LLC	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
RAI Care Centers of Maryland I, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
RAI Care Centers of Michigan I, LLC	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
RAI Care Centers of Michigan II, LLC	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
RAI Care Centers of Nebraska II, LLC	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
RAI Care Centers of North Carolina II, LLC	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
RAI Care Centers of Northern California I, LLC	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
RAI Care Centers of Northern California II, LLC	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
RAI Care Centers of Oakland II, LLC	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
RAI Care Centers of South Carolina I, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
RAI Care Centers of Southern California I, LLC	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
RAI Care Centers of Southern California II, LLC	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
RAI Care Centers of Tennessee, LLC	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
RAI Care Centers of Virginia I, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
RCG Bloomington, LLC	INDIANAPOLIS BILLING GROUP	1320 CITY CENTER DR	CARMEL	IN	46032	INDIANAPOLIS BILLING GROUP	1320 CITY CENTER DR	CARMEL	IN	46032
RCG East Texas, LLP	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
RCG Indiana, L.L.C.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	INDIANAPOLIS BILLING GROUP	1320 CITY CENTER DR	CARMEL	IN	46032
RCG Irving, LLP	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
RCG Martin, LLC	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
RCG Memphis East, LLC	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
RCG Memphis, LLC	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
RCG Mississippi, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
RCG Pensacola, LLC	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
RCG Robstown, LLP	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
RCG University Division, Inc.	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067
RCG West Health Supply, L.C.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Renal Care Group Alaska, Inc.	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
Renal Care Group East, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	INDIANAPOLIS BILLING GROUP	1320 CITY CENTER DR	CARMEL	IN	46032	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Renal Care Group Maplewood, LLC	CLEVELAND BILLING GROUP	25050 COUNTRY CLUB BLVD	NORTH OLMSTED	OH	44070	CLEVELAND BILLING GROUP	25050 COUNTRY CLUB BLVD	NORTH OLMSTED	OH	44070
Renal Care Group Michigan, Inc.	INDIANAPOLIS BILLING GROUP	1320 CITY CENTER DR	CARMEL	IN	46032
Renal Care Group Northwest, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
Renal Care Group of the Midwest, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Renal Care Group of the Ozarks, LLC	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002

Renal Care Group of the Rockies, LLC	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Renal Care Group of the South, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	NASHVILLE BILLING GROUP	1550 W MCEWEN DR	FRANKLIN	TN	37067	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Renal Care Group of the Southeast, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Renal Care Group Ohio, Inc.	CLEVELAND BILLING GROUP	25050 COUNTRY CLUB BLVD	NORTH OLMSTED	OH	44070
Renal Care Group South New Mexico, LLC	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Renal Care Group Southwest Holdings, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Renal Care Group Southwest Michigan, LLC	INDIANAPOLIS BILLING GROUP	1320 CITY CENTER DR	CARMEL	IN	46032	INDIANAPOLIS BILLING GROUP	1320 CITY CENTER DR	CARMEL	IN	46032
Renal Care Group Southwest, L.P.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Renal Care Group Terre Haute, LLC	INDIANAPOLIS BILLING GROUP	1320 CITY CENTER DR	CARMEL	IN	46032	INDIANAPOLIS BILLING GROUP	1320 CITY CENTER DR	CARMEL	IN	46032
Renal Care Group Texas, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Renal Care Group Toledo, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Renal Care Group, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Renal Care Group-Harlingen, L.P.	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
RenalPartners, Inc.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Renex Corp.	Fresenius Medical Care	920 Winter St	Waltham	MA	02451
Renex Dialysis Clinic of Bloomfield, Inc.	CLEVELAND BILLING GROUP	25050 COUNTRY CLUB BLVD	NORTH OLMSTED	OH	44070	CLEVELAND BILLING GROUP	25050 COUNTRY CLUB BLVD	NORTH OLMSTED	OH	44070
Renex Dialysis Clinic of Bridgeton, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Renex Dialysis Clinic of Creve Coeur, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Renex Dialysis Clinic of Maplewood, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Renex Dialysis Clinic of Orange, Inc.	CLEVELAND BILLING GROUP	25050 COUNTRY CLUB BLVD	NORTH OLMSTED	OH	44070	CLEVELAND BILLING GROUP	25050 COUNTRY CLUB BLVD	NORTH OLMSTED	OH	44070
Renex Dialysis Clinic of Philadelphia, Inc.	CLEVELAND BILLING GROUP	25050 COUNTRY CLUB BLVD	NORTH OLMSTED	OH	44070
Renex Dialysis Clinic of Pittsburgh, Inc.	INDIANAPOLIS BILLING GROUP	1320 CITY CENTER DR	CARMEL	IN	46032	INDIANAPOLIS BILLING GROUP	1320 CITY CENTER DR	CARMEL	IN	46032
Renex Dialysis Clinic of South Georgia, Inc.	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Renex Dialysis Clinic of St. Louis, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Renex Dialysis Clinic of Tampa, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Renex Dialysis Clinic of University City, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Renex Dialysis Clinic of Woodbury, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	CLEVELAND BILLING GROUP	25050 COUNTRY CLUB BLVD	NORTH OLMSTED	OH	44070
Renex Dialysis Facilities, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Saint Louis Renal Care, LLC	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
San Diego Dialysis Services, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
Santa Barbara Community Dialysis Center, Inc.	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210	MESA BILLING GROUP	1750 S MESA DR	MESA	AZ	85210
Smyrna Dialysis Center, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
SSKG, Inc.	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
St. Louis Regional Dialysis Center, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
STAT Dialysis Corporation	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Stone Mountain Dialysis Center, LLC	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Stuttgart Dialysis, LLC	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Tappahannock Dialysis Center, Inc.	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
Terrell Dialysis Center, L.L.C.	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
Warrenton Dialysis Facility, Inc.	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
West End Dialysis Center, Inc.	ATLANTA ACUTE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144	PEACHTREE BILLING GROUP	1940 LODGE RD NW	KENNESAW	GA	30144
West Palm Dialysis, LLC	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD	METAIRIE	LA	70002
Wharton Dialysis, Inc.	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701
WSKC Dialysis Services, Inc.	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701	TYLER BILLING GROUP	1101 E. SE LOOP 323	TYLER	TX	75701

Exhibit 3
to Amendment

EXHIBIT H

to

SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

LIST OF SELLER’S SUBSIDIARIES, DIVISIONS AND TRADENAMES

Wholly owned:

Bio-Medical Applications Management Company, Inc.

Bio-Medical Applications of Illinois, Inc.

Dialysis America Alabama, LLC

Fresenius Medical Care Dialysis Services - Oregon, LLC

Fresenius Medical Care Insurance Group, LLC

Fresenius Medical Care of Illinois, LLC

Fresenius Medical Seamless Care, LLC

Fresenius Medical Care Ventures Holding Company, Inc.

Haemo-Stat, Inc.

Home Intensive Care, Inc.

Neomedica, Inc.

NMC A, LLC

NMC Funding Corporation

NMC Services, Inc.

QCI Holdings, Inc.

Quality Care Dialysis Center of Vega Baja, Inc.

Renal Research Institute, LLC

Spectra Renal Research, LLC

U.S. Vascular Access Holdings, LLC

Partially owned (other member is another wholly owned entity):

QualiCenters Eugene-Springfield, Ltd. (49%)

QualiCenters Inland Northwest L.L.C. (30%)

QualiCenters Louisville LLC (20%)

QualiCenters Salem LLC (40%)

QualiCenters Sioux City, LLC (49%)

Fresenius Medical Care Lake County, LLC (25.38%)

Tradenames:

Seller:	Fresenius Medical Care North America
Subsidiaries:	Fresenius Vascular Care
US Vascular

H-1

Exhibit 4
to Amendment

FORM OF AMENDMENT NO. 6 TO

TRANSFERRING AFFILIATE LETTER

[attached]

EXECUTION VERSION

AMENDMENT NO. 6

Dated as of December 6, 2016

to

AMENDED AND RESTATED TRANSFERRING AFFILIATE LETTER

Dated as of October 16, 2008

THIS AMENDMENT NO. 6 (this “Amendment”) dated as of December 6, 2016 is entered into by and among (i) NATIONAL MEDICAL CARE, INC., a Delaware corporation (the “Seller”), (ii) the entities listed on the signature pages hereof under the heading “New Transferring Affiliates” (together, the “New Transferring Affiliates”) and (iii) the other entities listed on the signature pages hereof under the heading “Existing Transferring Affiliates” (collectively, the “Existing Transferring Affiliates” and, together with the New Transferring Affiliates, the “Transferring Affiliates”).

PRELIMINARY STATEMENT

A.                                    The Seller and the Existing Transferring Affiliates are parties to that certain Amended and Restated Transferring Affiliate Letter dated as of October 16, 2008 (as amended or otherwise modified prior to the date hereof, the “Transferring Affiliate Letter”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Transferring Affiliate Letter or in the “Agreement” referred to therein.

B.                                    The parties hereto desire to add the New Transferring Affiliates and remove certain Existing Transferring Affiliate as Transferring Affiliates under the Transferring Affiliate Letter and to amend the Transferring Affiliate Letter on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.           Amendments.

Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Transferring Affiliate Letter is hereby amended as follows:

1.1                               New Transferring Affiliates. Each of Hauppauge Dialysis Center, LLC and RAI Care Centers of Virginia I, LLC is a New Transferring Affiliate and is hereby added as a “Transferring Affiliate” under the Transferring Affiliate Letter. From and after the effective date of this Amendment, each New Transferring Affiliate shall have all of the rights and obligations of a Transferring Affiliate under the Transferring Affiliate Letter. Accordingly, on the effective date of this Amendment, each New Transferring Affiliate shall sell to the Seller, and the Seller shall forthwith purchase from such New Transferring Affiliate, all of the Receivables with respect to the New Transferring Affiliate and all Related Security with respect thereto. All Receivables with respect to such New Transferring Affiliate arising after the effective date of this Amendment and all Related Security with respect thereto shall be sold to the Seller pursuant to the terms of the Transferring Affiliate Letter in the same manner as if such New Transferring Affiliate had been an original party thereto.

1.2                               Terminated Transferring Affiliates. (a) Each of the Existing Transferring Affiliates listed below under the heading “Terminated Transferring Affiliates (ED)” (each, a “Terminated Transferring Affiliate”) is hereby terminated as a “Transferring Affiliate” under the Transferring Affiliate Letter from and after the effective date of this Amendment:

Terminated Transferring Affiliates (ED)

Bio-Medical Applications of Mission Hills, Inc.

Dialysis Specialists of Tulsa, Inc.

NNA of Florida, LLC

Norcross Dialysis Center, LLC

NRA-Barbourville (Home Therapy Center), Kentucky, LLC

NRA-Bay City, L.P.

NRA-Gray, Georgia, LLC

RAI Care Centers of Virginia II, LLC

Renex Dialysis Clinic of Doylestown, Inc.

Renex Dialysis Clinic of Union, Inc.

From and after the effective date of this Amendment, each of the parties hereto agrees that each Terminated Transferring Affiliate (ED) shall have no further rights or obligations to transfer any of its Receivables hereunder and shall cease to be a “Transferring Affiliate” hereunder.

(b)                                 Each of the Existing Transferring Affiliates listed below under the heading “Terminated Transferring Affiliates (DT)” (each, a “Terminated Transferring Affiliate”) shall be terminated as a “Transferring Affiliate” under the Transferring Affiliate Letter from and after the date on which the Transferor delivers an Officer’s Certificate regarding the Removal of Transferring Affiliates with respect to such Terminated Transferring Affiliate (DT) in accordance with Section 2.15 of the TAA (as amended by the TAA Amendment) (as defined below):

Terminated Transferring Affiliates (DT)

Bio-Medical Applications of Carson, Inc.

Bio-Medical Applications of Long Beach, Inc.

Bio-Medical Applications of Nevada, Inc.

Miami Regional Dialysis Center, Inc.

NRA-Dickson, Tennessee, LLC

NRA-Fredericktown, Missouri, LLC

NRA-London, Kentucky, LLC

NRA-Macon, Georgia, LLC

NRA-Midtown Macon, Georgia, LLC

2

NRA-Milledgeville, Georgia, LLC

NRA-Monticello, Georgia, LLC

From and after the date on which the Transferor delivers an Officer’s Certificate regarding the Removal of Transferring Affiliates with respect to such Terminated Transferring Affiliate (DT), each of the parties hereto agrees that such Terminated Transferring Affiliate (DT) shall have no further rights or obligations to transfer any of its Receivables hereunder and shall cease to be a “Transferring Affiliate” hereunder.

1.3                               Removal Supplement. (a) Section 8 of the Transferring Affiliate Letter is hereby amended by adding the follow sentence at the end of that section:

Subject to satisfaction of the conditions set forth in Section 2.15 of the TAA, any Transferring Affiliate may be removed as a party hereto if (i) such Transferring Affiliate, the Seller and the Transferor have delivered to each Administrative Agent and the Agent a duly executed supplement substantially in the form attached to this Transferring Affiliate Letter as Exhibit 1 (a “Removal Supplement”) and (ii) such Removal Supplement shall have been acknowledged in writing by the Agent.

(b)                                 The Transferring Affiliate Letter is hereby amended by adding after the last signature page thereof the Form of Removal Supplement as Exhibit 1 in the form of the Exhibit hereto.

SECTION 2.                 Conditions Precedent. This Amendment shall become effective and be deemed effective as of the date hereof upon (i) the receipt by the Seller of counterparts of this Amendment duly executed by the Seller and the Transferring Affiliates and (ii) the effectiveness of Amendment No. 1, dated as of the date hereof (the “TAA Amendment”), to the Seventh Amended and Restated Transfer and Administration Agreement.

SECTION 3.                 Covenants, Representations and Warranties of the Transferring Affiliates.

3.1                               Upon the effectiveness of this Amendment, each New Transferring Affiliate (i) represents and warrants that (A) it is, directly or indirectly, a wholly-owned subsidiary of FMCH, (B) it is primarily engaged in the same business as is conducted on the date hereof by the Originating Entities and (C) each statement set forth in Section 6 of the Transferring Affiliate Letter is true and correct in respect of such New Transferring Affiliate, and (ii) hereby makes the Perfection Representations and all covenants as a Transferring Affiliate in the Transferring Affiliate Letter (as amended hereby).

3.2                               Upon the effectiveness of this Amendment, each Existing Transferring Affiliate hereby reaffirms all covenants, representations and warranties made by it in the Transferring Affiliate Letter (as amended hereby) and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

3

3.3                               Each Transferring Affiliate hereby represents and warrants that this Amendment constitutes the legal, valid and binding obligation of such party, enforceable against it in accordance with terms hereof.

3.4                               Notwithstanding the termination of a Terminated Transferring Affiliate as a Transferring Affiliate under the Transferring Affiliate Letter, after the termination of such Terminated Transferring Affiliate on the date specified in Section 1(a) or 1(b), as applicable, with respect to any covenant or undertaking required to be performed by the Seller under the Agreement which relates to any Collections, accounts or the assets or properties of such Terminated Transferring Affiliate, the Terminated Transferring Affiliate agrees to take all action, or if applicable to omit to take any action, the taking (or omission to take) of which enables the Seller to comply fully and on a timely basis with the terms and conditions of such covenant or undertaking.

3.5                               Upon the effectiveness of this Amendment, the Seller hereby represents, warrants and affirms that, excluding the Terminated Transferring Affiliates (ED), the list of entities on the signature pages hereof under the headings “New Transferring Affiliates” and “Existing Transferring Affiliates” is, together, a complete and accurate list of all of the Transferring Affiliates that are a party to the Transferring Affiliate Letter.

SECTION 4.                            Reference to and Effect on the Transferring Affiliate Letter.

4.1                               Upon the effectiveness of this Amendment, each reference in the Transferring Affiliate Letter to “Transferring Affiliate Letter,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the Transferring Affiliate Letter as amended hereby, and each reference to the Transferring Affiliate Letter in any other document, instrument and agreement executed and/or delivered in connection with the Transferring Affiliate Letter shall mean and be a reference to the Transferring Affiliate Letter as amended hereby.

4.2                               Except as specifically amended hereby, the Transferring Affiliate Letter and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

4.3                               The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Seller or any of its assignees under the Transferring Affiliate Letter or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

SECTION 5.              Governing Law. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK.

SECTION 6.              Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken

4

together shall constitute but one and the same instrument. Delivery of an executed counterpart via facsimile or other electronic transmission shall be deemed delivery of an original counterpart.

SECTION 7.         Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

[Remainder of Page Intentionally Left Blank]

5

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

New Transferring Affiliates:

HAUPPAUGE DIALYSIS CENTER, LLC
RAI CARE CENTERS OF VIRGINIA I, LLC

(each a “New Transferring Affiliate”)

By:
Name:
Title:

Existing Transferring Affiliates:

1.	APHERESIS CARE GROUP, INC.
2.	BIO-MEDICAL APPLICATIONS MANAGEMENT COMPANY, INC.
3.	BIO-MEDICAL APPLICATIONS OF ALABAMA, INC.
4.	BIO-MEDICAL APPLICATIONS OF AMARILLO, INC.
5.	BIO-MEDICAL APPLICATIONS OF ANACOSTIA, INC.
6.	BIO-MEDICAL APPLICATIONS OF AGUADILLA, INC.
7.	BIO-MEDICAL APPLICATIONS OF ARECIBO, INC.
8.	BIO-MEDICAL APPLICATIONS OF ARKANSAS, INC.
9.	BIO-MEDICAL APPLICATIONS OF BAYAMON, INC.
10.	BIO-MEDICAL APPLICATIONS OF BLUE SPRINGS, INC.
11.	BIO-MEDICAL APPLICATIONS OF CAGUAS, INC.
12.	BIO-MEDICAL APPLICATIONS OF CALIFORNIA, INC.
13.	BIO-MEDICAL APPLICATIONS OF CAMARILLO, INC.
14.	BIO-MEDICAL APPLICATIONS OF CAPITOL HILL, INC.
15.	BIO-MEDICAL APPLICATIONS OF CAROLINA, INC.
16.	BIO-MEDICAL APPLICATIONS OF CLINTON, INC.
17.	BIO-MEDICAL APPLICATIONS OF COLUMBIA HEIGHTS, INC.
18.	BIO-MEDICAL APPLICATIONS OF CONNECTICUT, INC.
19.	BIO-MEDICAL APPLICATIONS OF DELAWARE, INC.
20.	BIO-MEDICAL APPLICATIONS OF DOVER, INC.
21.	BIO-MEDICAL APPLICATIONS OF EUREKA, INC.
22.	BIO-MEDICAL APPLICATIONS OF FAYETTEVILLE, INC.
23.	BIO-MEDICAL APPLICATIONS OF FLORIDA, INC.
24.	BIO-MEDICAL APPLICATIONS OF FREMONT, INC.
25.	BIO-MEDICAL APPLICATIONS OF FRESNO, INC.

Signature Page

Amendment No. 6 to Amended and Restated Transferring Affiliate Letter

26.	BIO-MEDICAL APPLICATIONS OF GEORGIA, INC.
27.	BIO-MEDICAL APPLICATIONS OF GUAYAMA, INC.
28.	BIO-MEDICAL APPLICATIONS OF HUMACAO, INC.
29.	BIO-MEDICAL APPLICATIONS OF ILLINOIS, INC.
30.	BIO-MEDICAL APPLICATIONS OF INDIANA, INC.
31.	BIO-MEDICAL APPLICATIONS OF KANSAS, INC.
32.	BIO-MEDICAL APPLICATIONS OF KENTUCKY, INC.
33.	BIO-MEDICAL APPLICATIONS OF LOS GATOS, INC.
34.	BIO-MEDICAL APPLICATIONS OF LOUISIANA, LLC
35.	BIO-MEDICAL APPLICATIONS OF MAINE, INC.
36.	BIO-MEDICAL APPLICATIONS OF MANCHESTER, INC.
37.	BIO-MEDICAL APPLICATIONS OF MARYLAND, INC.
38.	BIO-MEDICAL APPLICATIONS OF MASSACHUSETTS, INC.
39.	BIO-MEDICAL APPLICATIONS OF MAYAGUEZ, INC.
40.	BIO-MEDICAL APPLICATIONS OF MICHIGAN, INC.
41.	BIO-MEDICAL APPLICATIONS OF MINNESOTA, INC.
42.	BIO-MEDICAL APPLICATIONS OF MISSISSIPPI, INC.
43.	BIO-MEDICAL APPLICATIONS OF MISSOURI, INC.
44.	BIO-MEDICAL APPLICATIONS OF NEW HAMPSHIRE, INC.
45.	BIO-MEDICAL APPLICATIONS OF NEW JERSEY, INC.
46.	BIO-MEDICAL APPLICATIONS OF NEW MEXICO, INC.
47.	BIO-MEDICAL APPLICATIONS OF NORTH CAROLINA, INC.
48.	BIO-MEDICAL APPLICATIONS OF NORTHEAST D.C., INC.
49.	BIO-MEDICAL APPLICATIONS OF OAKLAND, INC.
50.	BIO-MEDICAL APPLICATIONS OF OHIO, INC.
51.	BIO-MEDICAL APPLICATIONS OF OKLAHOMA, INC.
52.	BIO-MEDICAL APPLICATIONS OF PENNSYLVANIA, INC.
53.	BIO-MEDICAL APPLICATIONS OF PONCE, INC.
54.	BIO-MEDICAL APPLICATIONS OF PUERTO RICO, INC.
55.	BIO-MEDICAL APPLICATIONS OF RHODE ISLAND, INC.
56.	BIO-MEDICAL APPLICATIONS OF RIO PIEDRAS, INC.
57.	BIO-MEDICAL APPLICATIONS OF SAN GERMAN, INC.
58.	BIO-MEDICAL APPLICATIONS OF SAN JUAN, INC.
59.	BIO-MEDICAL APPLICATIONS OF SOUTH CAROLINA, INC.
60.	BIO-MEDICAL APPLICATIONS OF SOUTHEAST WASHINGTON, INC.
61.	BIO-MEDICAL APPLICATIONS OF TENNESSEE, INC.

Signature Page

Amendment No. 6 to Amended and Restated Transferring Affiliate Letter

62.	BIO-MEDICAL APPLICATIONS OF TEXAS, INC.
63.	BIO-MEDICAL APPLICATIONS OF THE DISTRICT OF COLUMBIA, INC.
64.	BIO-MEDICAL APPLICATIONS OF UKIAH, INC.
65.	BIO-MEDICAL APPLICATIONS OF VIRGINIA, INC.
66.	BIO-MEDICAL APPLICATIONS OF WEST VIRGINIA, INC.
67.	BIO-MEDICAL APPLICATIONS OF WISCONSIN, INC.
68.	BIO-MEDICAL APPLICATIONS OF WOONSOCKET, INC.
69.	BIO-MEDICAL APPLICATIONS OF WYOMING, LLC
70.	BREVARD COUNTY DIALYSIS, LLC
71.	CLAYTON COUNTY DIALYSIS, LLC
72.	CLERMONT DIALYSIS CENTER, LLC
73.	COLUMBUS AREA RENAL ALLIANCE, LLC
74.	CONEJO VALLEY DIALYSIS, INC.
75.	DIALYSIS AMERICA GEORGIA, LLC
76.	DIALYSIS ASSOCIATES OF NORTHERN NEW JERSEY, L.L.C.
77.	DIALYSIS ASSOCIATES, LLC
78.	DIALYSIS CENTERS OF AMERICA - ILLINOIS, INC.
79.	DIALYSIS MANAGEMENT CORPORATION
80.	DIALYSIS SERVICES OF ATLANTA, INC.
81.	DIALYSIS SERVICES OF CINCINNATI, INC.
82.	DIALYSIS SERVICES, INC.
83.	DIALYSIS SPECIALISTS OF MARIETTA, LTD.
84.	DIALYSIS SPECIALISTS OF TOPEKA, INC.
85.	DOUGLAS COUNTY DIALYSIS, LLC
86.	DOYLESTOWN ACUTE RENAL SERVICES, L.L.C.
87.	DU PAGE DIALYSIS, LTD.
88.	EVEREST HEALTHCARE HOLDINGS, INC.
89.	EVEREST HEALTHCARE INDIANA, INC.
90.	EVEREST HEALTHCARE OHIO, INC.
91.	EVEREST HEALTHCARE RHODE ISLAND, INC.
92.	EVEREST HEALTHCARE TEXAS HOLDING CORP.
93.	EVEREST HEALTHCARE TEXAS, L.P.
94.	FMS DELAWARE DIALYSIS, LLC
95.	FMS PHILADELPHIA DIALYSIS, LLC
96.	FONDREN DIALYSIS CLINIC, INC.
97.	FORT SCOTT REGIONAL DIALYSIS CENTER, INC.
98.	FOUR STATE REGIONAL DIALYSIS CENTER, INC.
99.	FRESENIUS MANAGEMENT SERVICES, INC.
100.	FRESENIUS MEDICAL CARE - SOUTH TEXAS KIDNEY, LLC

Signature Page

Amendment No. 6 to Amended and Restated Transferring Affiliate Letter

101.	FRESENIUS MEDICAL CARE APHERESIS SERVICES, LLC
102.	FRESENIUS MEDICAL CARE DIALYSIS SERVICES COLORADO LLC
103.	FRESENIUS MEDICAL CARE DIALYSIS SERVICES - OREGON, LLC
104.	FRESENIUS MEDICAL CARE HARSTON HALL, LLC
105.	FRESENIUS MEDICAL CARE HEALTHCARE RECRUITMENT, LLC
106.	FRESENIUS MEDICAL CARE HOLDINGS, INC.
107.	FRESENIUS MEDICAL CARE OF ILLINOIS, LLC
108.	FRESENIUS MEDICAL CARE OF MONTANA, LLC
109.	FRESENIUS MEDICAL CARE OF NEBRASKA, LLC
110.	FRESENIUS MEDICAL CARE PSO, LLC
111.	FRESENIUS MEDICAL CARE VENTURES HOLDING COMPANY, INC.
112.	FRESENIUS MEDICAL CARE VENTURES, LLC
113.	FRESENIUS MEDICAL CARE WEST BEXAR, LLC
114.	FRESENIUS MEDICAL CARE-OSUIM KIDNEY CENTERS, LLC
115.	FRESENIUS USA MANUFACTURING, INC.
116.	FRESENIUS USA MARKETING, INC.
117.	FRESENIUS USA, INC.
118.	GULF REGION MOBILE DIALYSIS, INC.
119.	HAEMO-STAT, INC.
120.	HENRY DIALYSIS CENTER, LLC
121.	HOLTON DIALYSIS CLINIC, LLC
122.	HOME DIALYSIS OF AMERICA, INC.
123.	HOME DIALYSIS OF MUHLENBERG COUNTY, INC.
124.	HOMESTEAD ARTIFICIAL KIDNEY CENTER, INC.
125.	INLAND NORTHWEST RENAL CARE GROUP, LLC
126.	JEFFERSON COUNTY DIALYSIS, INC.
127.	KDCO, INC.
128.	KENTUCKY RENAL CARE GROUP, LLC
129.	LAWTON DIALYSIS, INC.
130.	LITTLE ROCK DIALYSIS, INC.
131.	MAUMEE DIALYSIS SERVICES, LLC
132.	METRO DIALYSIS CENTER - NORMANDY, INC.
133.	METRO DIALYSIS CENTER - NORTH, INC.
134.	NATIONAL MEDICAL CARE, INC.
135.	NATIONAL NEPHROLOGY ASSOCIATES MANAGEMENT COMPANY OF TEXAS, INC.
136.	NATIONAL NEPHROLOGY ASSOCIATES OF TEXAS, L.P.

Signature Page

Amendment No. 6 to Amended and Restated Transferring Affiliate Letter

137.	NEPHROMED LLC
138.	NEW YORK DIALYSIS SERVICES, INC.
139.	NMC SERVICES, INC.
140.	NNA MANAGEMENT COMPANY OF KENTUCKY, INC.
141.	NNA MANAGEMENT COMPANY OF LOUISIANA, INC.
142.	NNA OF ALABAMA, INC.
143.	NNA OF EAST ORANGE, L.L.C.
144.	NNA OF GEORGIA, INC.
145.	NNA OF HARRISON, L.L.C.
146.	NNA OF LOUISIANA, LLC
147.	NNA OF NEVADA, INC.
148.	NNA OF OKLAHOMA, INC.
149.	NNA OF OKLAHOMA, L.L.C.
150.	NNA OF RHODE ISLAND, INC.
151.	NNA OF TOLEDO, INC.
152.	NNA—SAINT BARNABAS, L.L.C.
153.	NNA—SAINT BARNABAS-LIVINGSTON, L.L.C.
154.	NORTH BUCKNER DIALYSIS CENTER, INC.
155.	NORTHEAST ALABAMA KIDNEY CLINIC, INC.
156.	NORTHERN NEW JERSEY DIALYSIS, L.L.C.
157.	NRA-ADA, OKLAHOMA, LLC
158.	NRA-AUGUSTA, GEORGIA, LLC
159.	NRA-BAMBERG, SOUTH CAROLINA, LLC
160.	NRA-BAY CITY, TEXAS, LLC
161.	NRA-CROSSVILLE, TENNESSEE, LLC
162.	NRA-FARMINGTON, MISSOURI, LLC
163.	NRA-GEORGETOWN, KENTUCKY, LLC
164.	NRA-HOGANSVILLE, GEORGIA, LLC
165.	NRA-HOLLY HILL, SOUTH CAROLINA, LLC
166.	NRA-HOLLYWOOD, SOUTH CAROLINA, LLC
167.	NRA-INPATIENT DIALYSIS, LLC
168.	NRA-LAGRANGE, GEORGIA, LLC
169.	NRA-MT. PLEASANT, SOUTH CAROLINA, LLC
170.	NRA-NEW CASTLE, INDIANA, LLC
171.	NRA-NEWNAN ACQUISITION, LLC
172.	NRA-NORTH AUGUSTA, SOUTH CAROLINA, LLC
173.	NRA-ORANGEBURG, SOUTH CAROLINA, LLC
174.	NRA-PALMETTO, GEORGIA, LLC
175.	NRA-PRINCETON, KENTUCKY, LLC
176.	NRA-ROANOKE, ALABAMA, LLC
177.	NRA-SOUTH CITY, MISSOURI, LLC

Signature Page

Amendment No. 6 to Amended and Restated Transferring Affiliate Letter

178.	NRA-ST. LOUIS (HOME THERAPY CENTER), MISSOURI, LLC
179.	NRA-ST. LOUIS, MISSOURI, LLC
180.	NRA-TALLADEGA, ALABAMA, LLC
181.	NRA-VALDOSTA (NORTH), GEORGIA, LLC
182.	NRA-VALDOSTA, GEORGIA, LLC
183.	NRA-VARNVILLE, SOUTH CAROLINA, LLC
184.	NRA-WASHINGTON COUNTY, MISSOURI, LLC
185.	NRA-WINCHESTER, INDIANA, LLC
186.	PHYSICIANS DIALYSIS COMPANY, INC.
187.	QUALICENTERS ALBANY, LTD.
188.	QUALICENTERS BEND LLC
189.	QUALICENTERS COOS BAY, LTD.
190.	QUALICENTERS EUGENE-SPRINGFIELD, LTD.
191.	QUALICENTERS INLAND NORTHWEST L.L.C.
192.	QUALICENTERS PUEBLO, LLC
193.	QUALICENTERS SALEM LLC
194.	QUALICENTERS SIOUX CITY, LLC
195.	QUALICENTERS, INC.
196.	RAI CARE CENTERS OF ALABAMA, LLC
197.	RAI CARE CENTERS OF FLORIDA I, LLC
198.	RAI CARE CENTERS OF FLORIDA II, LLC
199.	RAI CARE CENTERS OF GEORGIA I, LLC
200.	RAI CARE CENTERS OF ILLINOIS I, LLC
201.	RAI CARE CENTERS OF ILLINOIS II, LLC
202.	RAI CARE CENTERS OF MARYLAND I, LLC
203.	RAI CARE CENTERS OF MICHIGAN I, LLC
204.	RAI CARE CENTERS OF MICHIGAN II, LLC
205.	RAI CARE CENTERS OF NEBRASKA II, LLC
206.	RAI CARE CENTERS OF NORTH CAROLINA II, LLC
207.	RAI CARE CENTERS OF NORTHERN CALIFORNIA I, LLC
208.	RAI CARE CENTERS OF NORTHERN CALIFORNIA II, LLC
209.	RAI CARE CENTERS OF OAKLAND II, LLC
210.	RAI CARE CENTERS OF SOUTH CAROLINA I, LLC
211.	RAI CARE CENTERS OF SOUTHERN CALIFORNIA I, LLC
212.	RAI CARE CENTERS OF SOUTHERN CALIFORNIA II, LLC
213.	RAI CARE CENTERS OF TENNESSEE, LLC
214.	RCG BLOOMINGTON, LLC
215.	RCG EAST TEXAS, LLP
216.	RCG INDIANA, L.L.C.
217.	RCG IRVING, LLP

Signature Page

Amendment No. 6 to Amended and Restated Transferring Affiliate Letter

218.	RCG MARTIN, LLC
219.	RCG MEMPHIS EAST, LLC
220.	RCG MEMPHIS, LLC
221.	RCG MISSISSIPPI, INC.
222.	RCG PENSACOLA, LLC
223.	RCG ROBSTOWN, LLP
224.	RCG UNIVERSITY DIVISION, INC.
225.	RCG WEST HEALTH SUPPLY, L.C.
226.	RENAL CARE GROUP ALASKA, INC.
227.	RENAL CARE GROUP EAST, INC.
228.	RENAL CARE GROUP MAPLEWOOD, LLC
229.	RENAL CARE GROUP MICHIGAN, INC.
230.	RENAL CARE GROUP NORTHWEST, INC.
231.	RENAL CARE GROUP OF THE MIDWEST, INC.
232.	RENAL CARE GROUP OF THE OZARKS, LLC
233.	RENAL CARE GROUP OF THE ROCKIES, LLC
234.	RENAL CARE GROUP OF THE SOUTH, INC.
235.	RENAL CARE GROUP OF THE SOUTHEAST, INC.
236.	RENAL CARE GROUP OHIO, INC.
237.	RENAL CARE GROUP SOUTH NEW MEXICO, LLC
238.	RENAL CARE GROUP SOUTHWEST HOLDINGS, INC.
239.	RENAL CARE GROUP SOUTHWEST MICHIGAN, LLC
240.	RENAL CARE GROUP SOUTHWEST, L.P.
241.	RENAL CARE GROUP TERRE HAUTE, LLC
242.	RENAL CARE GROUP TEXAS, INC.
243.	RENAL CARE GROUP TOLEDO, LLC
244.	RENAL CARE GROUP, INC.
245.	RENAL CARE GROUP-HARLINGEN, L.P.
246.	RENALPARTNERS, INC.
247.	RENEX CORP.
248.	RENEX DIALYSIS CLINIC OF BLOOMFIELD, INC.
249.	RENEX DIALYSIS CLINIC OF BRIDGETON, INC.
250.	RENEX DIALYSIS CLINIC OF CREVE COEUR, INC.
251.	RENEX DIALYSIS CLINIC OF MAPLEWOOD, INC.
252.	RENEX DIALYSIS CLINIC OF ORANGE, INC.
253.	RENEX DIALYSIS CLINIC OF PHILADELPHIA, INC.
254.	RENEX DIALYSIS CLINIC OF PITTSBURGH, INC.
255.	RENEX DIALYSIS CLINIC OF SOUTH GEORGIA, INC.
256.	RENEX DIALYSIS CLINIC OF ST. LOUIS, INC.
257.	RENEX DIALYSIS CLINIC OF TAMPA, INC.
258.	RENEX DIALYSIS CLINIC OF UNIVERSITY CITY, INC.

Signature Page

Amendment No. 6 to Amended and Restated Transferring Affiliate Letter

259.	RENEX DIALYSIS CLINIC OF WOODBURY, INC.
260.	RENEX DIALYSIS FACILITIES, INC.
261.	SAINT LOUIS RENAL CARE, LLC
262.	SAN DIEGO DIALYSIS SERVICES, INC.
263.	SANTA BARBARA COMMUNITY DIALYSIS CENTER, INC.
264.	SMYRNA DIALYSIS CENTER, LLC
265.	SSKG, INC.
266.	ST. LOUIS REGIONAL DIALYSIS CENTER, INC.
267.	STAT DIALYSIS CORPORATION
268.	STONE MOUNTAIN DIALYSIS CENTER, LLC
269.	STUTTGART DIALYSIS, LLC
270.	TAPPAHANNOCK DIALYSIS CENTER, INC.
271.	TERRELL DIALYSIS CENTER, L.L.C.
272.	WARRENTON DIALYSIS FACILITY, INC.
273.	WEST END DIALYSIS CENTER, INC.
274.	WEST PALM DIALYSIS, LLC
275.	WHARTON DIALYSIS, INC.
276.	WSKC DIALYSIS SERVICES, INC.

(each an “Existing Transferring Affiliate”)

By:
Name:
Title:

Signature Page

Amendment No. 6 to Amended and Restated Transferring Affiliate Letter

BIO-MEDICAL APPLICATIONS OF MISSION HILLS, INC.
DIALYSIS SPECIALISTS OF TULSA, INC.
NNA OF FLORIDA, LLC.
NORCROSS DIALYSIS CENTER, LLC
NRA-BARBOURVILLE (HOME THERAPY CENTER),
KENTUCKY, LLC
NRA-BAY CITY, L.P.
NRA-GRAY, GEORGIA, LLC
RAI CARE CENTERS OF VIRGINIA II, LLC
RENEX DIALYSIS CLINIC OF DOYLESTOWN, INC.
RENEX DIALYSIS CLINIC OF UNION, INC.

(each, an “Existing Transferring Affiliate” and a
“Terminated Transferring Affiliate (ED)”)

By:
Name:
Title:

BIO-MEDICAL APPLICATIONS OF CARSON, INC.
BIO-MEDICAL APPLICATIONS OF LONG BEACH, INC.
BIO-MEDICAL APPLICATIONS OF NEVADA, INC.
MIAMI REGIONAL DIALYSIS CENTER, INC.
NRA-DICKSON, TENNESSEE, LLC
NRA-FREDERICKTOWN, MISSOURI, LLC
NRA-LONDON, KENTUCKY, LLC
NRA-MACON, GEORGIA, LLC
NRA-MIDTOWN MACON, GEORGIA, LLC
NRA-MILLEDGEVILLE, GEORGIA, LLC
NRA-MONTICELLO, GEORGIA, LLC

(each, an “Existing Transferring Affiliate” and a
“Terminated Transferring Affiliate (DT)”)

By:
Name:
Title:

Signature Page

Amendment No. 6 to Amended and Restated Transferring Affiliate Letter

NATIONAL MEDICAL CARE, INC.

By:
Name:
Title:

Signature Page

Amendment No. 6 to Amended and Restated Transferring Affiliate Letter

EXHIBIT

Amended and Restated

Exhibit 1 to the

Amended and Restated

Transferring Affiliate Letter

FORM OF REMOVAL SUPPLEMENT

Reference is hereby made to the Amended and Restated Transferring Affiliate Letter dated October 16, 2008 (the “Transferring Affiliate Letter”) from the Transferring Affiliates to National Medical Care, Inc. (the “Seller”), as the same may be amended, restated, supplemented or otherwise modified from time to time. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Transferring Affiliate Letter.

Subject to satisfaction of the conditions set forth in Section 8 of the Transferring Affiliate Letter and Section 2.15 of the TAA, [                          ] (the “Removed TA”) is hereby removed as a Transferring Affiliate from the Transferring Affiliate Letter on the date hereof (such date, the “Removal Date”).

Notwithstanding the removal of the Removed TA as a Transferring Affiliate under the Transferring Affiliate Letter, on and after the Removal Date, the Removed TA agrees to take all action, or if applicable to omit to take any action, the taking (or omission to take) of which enables the Seller to comply fully and on a timely basis with the terms and conditions of each covenant or undertaking required to be performed by the Seller under the Agreement that relates to any Collections, accounts or the assets or properties of the Removed TA.

The execution, delivery and effectiveness of this Removal Supplement shall not operate as a waiver of any right, power or remedy of the Seller or any of its assignees under the Transferring Affiliate Letter or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

THIS REMOVAL SUPPLEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK.

This Removal Supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart via facsimile or other electronic transmission shall be deemed delivery of an original counterpart.

[TRANSFERRING AFFILIATE],
as Removed TA

By:
Name:
Title:

NATIONAL MEDICAL CARE, INC.,
as Seller

By:
Name:
Title:

NMC FUNDING CORPORATION,
as Purchaser and Transferor

By:
Name:
Title:

ACKNOWLEDGED:

THE BANK OF NOVA SCOTIA,
as Agent

By:
Name:
Title:

Exhibit 5

to Amendment

EXHIBIT J

to

SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

LIST OF TRANSFERRING AFFILIATES, CHIEF EXECUTIVE

OFFICES OF TRANSFERRING AFFILIATES AND TRADENAMES

SECTIONS 2.7(b), 3.1(i) and 3.1(k)(iv)

Section 2.7(b) List of Transferring Affiliates

1.	APHERESIS CARE GROUP, INC.
2.	BIO-MEDICAL APPLICATIONS MANAGEMENT COMPANY, INC.
3.	BIO-MEDICAL APPLICATIONS OF ALABAMA, INC.
4.	BIO-MEDICAL APPLICATIONS OF AMARILLO, INC.
5.	BIO-MEDICAL APPLICATIONS OF ANACOSTIA, INC.
6.	BIO-MEDICAL APPLICATIONS OF AGUADILLA, INC.
7.	BIO-MEDICAL APPLICATIONS OF ARECIBO, INC.
8.	BIO-MEDICAL APPLICATIONS OF ARKANSAS, INC.
9.	BIO-MEDICAL APPLICATIONS OF BAYAMON, INC.
10.	BIO-MEDICAL APPLICATIONS OF BLUE SPRINGS, INC.
11.	BIO-MEDICAL APPLICATIONS OF CAGUAS, INC.
12.	BIO-MEDICAL APPLICATIONS OF CALIFORNIA, INC.
13.	BIO-MEDICAL APPLICATIONS OF CAMARILLO, INC.
14.	BIO-MEDICAL APPLICATIONS OF CAPITOL HILL, INC.
15.	BIO-MEDICAL APPLICATIONS OF CAROLINA, INC.
16.	BIO-MEDICAL APPLICATIONS OF CARSON, INC.
17.	BIO-MEDICAL APPLICATIONS OF CLINTON, INC.
18.	BIO-MEDICAL APPLICATIONS OF COLUMBIA HEIGHTS, INC.
19.	BIO-MEDICAL APPLICATIONS OF CONNECTICUT, INC.
20.	BIO-MEDICAL APPLICATIONS OF DELAWARE, INC.
21.	BIO-MEDICAL APPLICATIONS OF DOVER, INC.
22.	BIO-MEDICAL APPLICATIONS OF EUREKA, INC.
23.	BIO-MEDICAL APPLICATIONS OF FAYETTEVILLE, INC.
24.	BIO-MEDICAL APPLICATIONS OF FLORIDA, INC.
25.	BIO-MEDICAL APPLICATIONS OF FREMONT, INC.

26.	BIO-MEDICAL APPLICATIONS OF FRESNO, INC.
27.	BIO-MEDICAL APPLICATIONS OF GEORGIA, INC.
28.	BIO-MEDICAL APPLICATIONS OF GUAYAMA, INC.
29.	BIO-MEDICAL APPLICATIONS OF HUMACAO, INC.
30.	BIO-MEDICAL APPLICATIONS OF ILLINOIS, INC.
31.	BIO-MEDICAL APPLICATIONS OF INDIANA, INC.
32.	BIO-MEDICAL APPLICATIONS OF KANSAS, INC.
33.	BIO-MEDICAL APPLICATIONS OF KENTUCKY, INC.
34.	BIO-MEDICAL APPLICATIONS OF LONG BEACH, INC.
35.	BIO-MEDICAL APPLICATIONS OF LOS GATOS, INC.
36.	BIO-MEDICAL APPLICATIONS OF LOUISIANA, LLC
37.	BIO-MEDICAL APPLICATIONS OF MAINE, INC.
38.	BIO-MEDICAL APPLICATIONS OF MANCHESTER, INC.
39.	BIO-MEDICAL APPLICATIONS OF MARYLAND, INC.
40.	BIO-MEDICAL APPLICATIONS OF MASSACHUSETTS, INC.
41.	BIO-MEDICAL APPLICATIONS OF MAYAGUEZ, INC.
42.	BIO-MEDICAL APPLICATIONS OF MICHIGAN, INC.
43.	BIO-MEDICAL APPLICATIONS OF MINNESOTA, INC.
44.	BIO-MEDICAL APPLICATIONS OF MISSISSIPPI, INC.
45.	BIO-MEDICAL APPLICATIONS OF MISSOURI, INC.
46.	BIO-MEDICAL APPLICATIONS OF NEVADA, INC.
47.	BIO-MEDICAL APPLICATIONS OF NEW HAMPSHIRE, INC.
48.	BIO-MEDICAL APPLICATIONS OF NEW JERSEY, INC.
49.	BIO-MEDICAL APPLICATIONS OF NEW MEXICO, INC.
50.	BIO-MEDICAL APPLICATIONS OF NORTH CAROLINA, INC.
51.	BIO-MEDICAL APPLICATIONS OF NORTHEAST D.C., INC.
52.	BIO-MEDICAL APPLICATIONS OF OAKLAND, INC.
53.	BIO-MEDICAL APPLICATIONS OF OHIO, INC.
54.	BIO-MEDICAL APPLICATIONS OF OKLAHOMA, INC.
55.	BIO-MEDICAL APPLICATIONS OF PENNSYLVANIA, INC.
56.	BIO-MEDICAL APPLICATIONS OF PONCE, INC.
57.	BIO-MEDICAL APPLICATIONS OF PUERTO RICO, INC.
58.	BIO-MEDICAL APPLICATIONS OF RHODE ISLAND, INC.
59.	BIO-MEDICAL APPLICATIONS OF RIO PIEDRAS, INC.
60.	BIO-MEDICAL APPLICATIONS OF SAN GERMAN, INC.
61.	BIO-MEDICAL APPLICATIONS OF SAN JUAN, INC.
62.	BIO-MEDICAL APPLICATIONS OF SOUTH CAROLINA, INC.

63.	BIO-MEDICAL APPLICATIONS OF SOUTHEAST WASHINGTON, INC.
64.	BIO-MEDICAL APPLICATIONS OF TENNESSEE, INC.
65.	BIO-MEDICAL APPLICATIONS OF TEXAS, INC.
66.	BIO-MEDICAL APPLICATIONS OF THE DISTRICT OF COLUMBIA, INC.
67.	BIO-MEDICAL APPLICATIONS OF UKIAH, INC.
68.	BIO-MEDICAL APPLICATIONS OF VIRGINIA, INC.
69.	BIO-MEDICAL APPLICATIONS OF WEST VIRGINIA, INC.
70.	BIO-MEDICAL APPLICATIONS OF WISCONSIN, INC.
71.	BIO-MEDICAL APPLICATIONS OF WOONSOCKET, INC.
72.	BIO-MEDICAL APPLICATIONS OF WYOMING, LLC
73.	BREVARD COUNTY DIALYSIS, LLC
74.	CLAYTON COUNTY DIALYSIS, LLC
75.	CLERMONT DIALYSIS CENTER, LLC
76.	COLUMBUS AREA RENAL ALLIANCE, LLC
77.	CONEJO VALLEY DIALYSIS, INC.
78.	DIALYSIS AMERICA GEORGIA, LLC
79.	DIALYSIS ASSOCIATES OF NORTHERN NEW JERSEY, L.L.C.
80.	DIALYSIS ASSOCIATES, LLC
81.	DIALYSIS CENTERS OF AMERICA - ILLINOIS, INC.
82.	DIALYSIS MANAGEMENT CORPORATION
83.	DIALYSIS SERVICES OF ATLANTA, INC.
84.	DIALYSIS SERVICES OF CINCINNATI, INC.
85.	DIALYSIS SERVICES, INC.
86.	DIALYSIS SPECIALISTS OF MARIETTA, LTD.
87.	DIALYSIS SPECIALISTS OF TOPEKA, INC.
88.	DOUGLAS COUNTY DIALYSIS, LLC
89.	DOYLESTOWN ACUTE RENAL SERVICES, L.L.C.
90.	DU PAGE DIALYSIS, LTD.
91.	EVEREST HEALTHCARE HOLDINGS, INC.
92.	EVEREST HEALTHCARE INDIANA, INC.
93.	EVEREST HEALTHCARE OHIO, INC.
94.	EVEREST HEALTHCARE RHODE ISLAND, INC.
95.	EVEREST HEALTHCARE TEXAS HOLDING CORP.
96.	EVEREST HEALTHCARE TEXAS, L.P.
97.	FMS DELAWARE DIALYSIS, LLC
98.	FMS PHILADELPHIA DIALYSIS, LLC
99.	FONDREN DIALYSIS CLINIC, INC.
100.	FORT SCOTT REGIONAL DIALYSIS CENTER, INC.
101.	FOUR STATE REGIONAL DIALYSIS CENTER, INC.

102.	FRESENIUS MANAGEMENT SERVICES, INC.
103.	FRESENIUS MEDICAL CARE - SOUTH TEXAS KIDNEY, LLC
104.	FRESENIUS MEDICAL CARE APHERESIS SERVICES, LLC
105.	FRESENIUS MEDICAL CARE DIALYSIS SERVICES COLORADO LLC
106.	FRESENIUS MEDICAL CARE DIALYSIS SERVICES - OREGON, LLC
107.	FRESENIUS MEDICAL CARE HARSTON HALL, LLC
108.	FRESENIUS MEDICAL CARE HEALTHCARE RECRUITMENT, LLC
109.	FRESENIUS MEDICAL CARE HOLDINGS, INC.
110.	FRESENIUS MEDICAL CARE OF ILLINOIS, LLC
111.	FRESENIUS MEDICAL CARE OF MONTANA, LLC
112.	FRESENIUS MEDICAL CARE OF NEBRASKA, LLC
113.	FRESENIUS MEDICAL CARE PSO, LLC
114.	FRESENIUS MEDICAL CARE VENTURES HOLDING COMPANY, INC.
115.	FRESENIUS MEDICAL CARE VENTURES, LLC
116.	FRESENIUS MEDICAL CARE WEST BEXAR, LLC
117.	FRESENIUS MEDICAL CARE-OSUIM KIDNEY CENTERS, LLC
118.	FRESENIUS USA MANUFACTURING, INC.
119.	FRESENIUS USA MARKETING, INC.
120.	FRESENIUS USA, INC.
121.	GULF REGION MOBILE DIALYSIS, INC.
122.	HAEMO-STAT, INC.
123.	HAUPPAUGE DIALYSIS CENTER, LLC
124.	HENRY DIALYSIS CENTER, LLC
125.	HOLTON DIALYSIS CLINIC, LLC
126.	HOME DIALYSIS OF AMERICA, INC.
127.	HOME DIALYSIS OF MUHLENBERG COUNTY, INC.
128.	HOMESTEAD ARTIFICIAL KIDNEY CENTER, INC.
129.	INLAND NORTHWEST RENAL CARE GROUP, LLC
130.	JEFFERSON COUNTY DIALYSIS, INC.
131.	KDCO, INC.
132.	KENTUCKY RENAL CARE GROUP, LLC
133.	LAWTON DIALYSIS, INC.
134.	LITTLE ROCK DIALYSIS, INC.
135.	MAUMEE DIALYSIS SERVICES, LLC
136.	METRO DIALYSIS CENTER - NORMANDY, INC.
137.	METRO DIALYSIS CENTER - NORTH, INC.

138.	MIAMI REGIONAL DIALYSIS CENTER, INC.
139.	NATIONAL MEDICAL CARE, INC.
140.	NATIONAL NEPHROLOGY ASSOCIATES MANAGEMENT COMPANY OF TEXAS, INC.
141.	NATIONAL NEPHROLOGY ASSOCIATES OF TEXAS, L.P.
142.	NEPHROMED LLC
143.	NEW YORK DIALYSIS SERVICES, INC.
144.	NMC SERVICES, INC.
145.	NNA MANAGEMENT COMPANY OF KENTUCKY, INC.
146.	NNA MANAGEMENT COMPANY OF LOUISIANA, INC.
147.	NNA OF ALABAMA, INC.
148.	NNA OF EAST ORANGE, L.L.C.
149.	NNA OF GEORGIA, INC.
150.	NNA OF HARRISON, L.L.C.
151.	NNA OF LOUISIANA, LLC
152.	NNA OF NEVADA, INC.
153.	NNA OF OKLAHOMA, INC.
154.	NNA OF OKLAHOMA, L.L.C.
155.	NNA OF RHODE ISLAND, INC.
156.	NNA OF TOLEDO, INC.
157.	NNA—SAINT BARNABAS, L.L.C.
158.	NNA—SAINT BARNABAS-LIVINGSTON, L.L.C.
159.	NORTH BUCKNER DIALYSIS CENTER, INC.
160.	NORTHEAST ALABAMA KIDNEY CLINIC, INC.
161.	NORTHERN NEW JERSEY DIALYSIS, L.L.C.
162.	NRA-ADA, OKLAHOMA, LLC
163.	NRA-AUGUSTA, GEORGIA, LLC
164.	NRA-BAMBERG, SOUTH CAROLINA, LLC
165.	NRA-BAY CITY, TEXAS, LLC
166.	NRA-CROSSVILLE, TENNESSEE, LLC
167.	NRA-DICKSON, TENNESSEE, LLC
168.	NRA-FARMINGTON, MISSOURI, LLC
169.	NRA-FREDERICKTOWN, MISSOURI, LLC
170.	NRA-GEORGETOWN, KENTUCKY, LLC
171.	NRA-HOGANSVILLE, GEORGIA, LLC
172.	NRA-HOLLY HILL, SOUTH CAROLINA, LLC
173.	NRA-HOLLYWOOD, SOUTH CAROLINA, LLC
174.	NRA-INPATIENT DIALYSIS, LLC
175.	NRA-LAGRANGE, GEORGIA, LLC
176.	NRA-LONDON, KENTUCKY, LLC
177.	NRA-MACON, GEORGIA, LLC

178.	NRA-MIDTOWN MACON, GEORGIA, LLC
179.	NRA-MILLEDGEVILLE, GEORGIA, LLC
180.	NRA-MONTICELLO, GEORGIA, LLC
181.	NRA-MT. PLEASANT, SOUTH CAROLINA, LLC
182.	NRA-NEW CASTLE, INDIANA, LLC
183.	NRA-NEWNAN ACQUISITION, LLC
184.	NRA-NORTH AUGUSTA, SOUTH CAROLINA, LLC
185.	NRA-ORANGEBURG, SOUTH CAROLINA, LLC
186.	NRA-PALMETTO, GEORGIA, LLC
187.	NRA-PRINCETON, KENTUCKY, LLC
188.	NRA-ROANOKE, ALABAMA, LLC
189.	NRA-SOUTH CITY, MISSOURI, LLC
190.	NRA-ST. LOUIS (HOME THERAPY CENTER), MISSOURI, LLC
191.	NRA-ST. LOUIS, MISSOURI, LLC
192.	NRA-TALLADEGA, ALABAMA, LLC
193.	NRA-VALDOSTA (NORTH), GEORGIA, LLC
194.	NRA-VALDOSTA, GEORGIA, LLC
195.	NRA-VARNVILLE, SOUTH CAROLINA, LLC
196.	NRA-WASHINGTON COUNTY, MISSOURI, LLC
197.	NRA-WINCHESTER, INDIANA, LLC
198.	PHYSICIANS DIALYSIS COMPANY, INC.
199.	QUALICENTERS ALBANY, LTD.
200.	QUALICENTERS BEND LLC
201.	QUALICENTERS COOS BAY, LTD.
202.	QUALICENTERS EUGENE-SPRINGFIELD, LTD.
203.	QUALICENTERS INLAND NORTHWEST L.L.C.
204.	QUALICENTERS PUEBLO, LLC
205.	QUALICENTERS SALEM LLC
206.	QUALICENTERS SIOUX CITY, LLC
207.	QUALICENTERS, INC.
208.	RAI CARE CENTERS OF ALABAMA, LLC
209.	RAI CARE CENTERS OF FLORIDA I, LLC
210.	RAI CARE CENTERS OF FLORIDA II, LLC
211.	RAI CARE CENTERS OF GEORGIA I, LLC
212.	RAI CARE CENTERS OF ILLINOIS I, LLC
213.	RAI CARE CENTERS OF ILLINOIS II, LLC
214.	RAI CARE CENTERS OF MARYLAND I, LLC
215.	RAI CARE CENTERS OF MICHIGAN I, LLC
216.	RAI CARE CENTERS OF MICHIGAN II, LLC
217.	RAI CARE CENTERS OF NEBRASKA II, LLC

218.	RAI CARE CENTERS OF NORTH CAROLINA II, LLC
219.	RAI CARE CENTERS OF NORTHERN CALIFORNIA I, LLC
220.	RAI CARE CENTERS OF NORTHERN CALIFORNIA II, LLC
221.	RAI CARE CENTERS OF OAKLAND II, LLC
222.	RAI CARE CENTERS OF SOUTH CAROLINA I, LLC
223.	RAI CARE CENTERS OF SOUTHERN CALIFORNIA I, LLC
224.	RAI CARE CENTERS OF SOUTHERN CALIFORNIA II, LLC
225.	RAI CARE CENTERS OF TENNESSEE, LLC
226.	RAI CARE CENTERS OF VIRGINIA I, LLC
227.	RCG BLOOMINGTON, LLC
228.	RCG EAST TEXAS, LLP
229.	RCG INDIANA, L.L.C.
230.	RCG IRVING, LLP
231.	RCG MARTIN, LLC
232.	RCG MEMPHIS EAST, LLC
233.	RCG MEMPHIS, LLC
234.	RCG MISSISSIPPI, INC.
235.	RCG PENSACOLA, LLC
236.	RCG ROBSTOWN, LLP
237.	RCG UNIVERSITY DIVISION, INC.
238.	RCG WEST HEALTH SUPPLY, L.C.
239.	RENAL CARE GROUP ALASKA, INC.
240.	RENAL CARE GROUP EAST, INC.
241.	RENAL CARE GROUP MAPLEWOOD, LLC
242.	RENAL CARE GROUP MICHIGAN, INC.
243.	RENAL CARE GROUP NORTHWEST, INC.
244.	RENAL CARE GROUP OF THE MIDWEST, INC.
245.	RENAL CARE GROUP OF THE OZARKS, LLC
246.	RENAL CARE GROUP OF THE ROCKIES, LLC
247.	RENAL CARE GROUP OF THE SOUTH, INC.
248.	RENAL CARE GROUP OF THE SOUTHEAST, INC.
249.	RENAL CARE GROUP OHIO, INC.
250.	RENAL CARE GROUP SOUTH NEW MEXICO, LLC
251.	RENAL CARE GROUP SOUTHWEST HOLDINGS, INC.
252.	RENAL CARE GROUP SOUTHWEST MICHIGAN, LLC
253.	RENAL CARE GROUP SOUTHWEST, L.P.
254.	RENAL CARE GROUP TERRE HAUTE, LLC
255.	RENAL CARE GROUP TEXAS, INC.
256.	RENAL CARE GROUP TOLEDO, LLC
257.	RENAL CARE GROUP, INC.
258.	RENAL CARE GROUP-HARLINGEN, L.P.

259.	RENALPARTNERS, INC.
260.	RENEX CORP.
261.	RENEX DIALYSIS CLINIC OF BLOOMFIELD, INC.
262.	RENEX DIALYSIS CLINIC OF BRIDGETON, INC.
263.	RENEX DIALYSIS CLINIC OF CREVE COEUR, INC.
264.	RENEX DIALYSIS CLINIC OF MAPLEWOOD, INC.
265.	RENEX DIALYSIS CLINIC OF ORANGE, INC.
266.	RENEX DIALYSIS CLINIC OF PHILADELPHIA, INC.
267.	RENEX DIALYSIS CLINIC OF PITTSBURGH, INC.
268.	RENEX DIALYSIS CLINIC OF SOUTH GEORGIA, INC.
269.	RENEX DIALYSIS CLINIC OF ST. LOUIS, INC.
270.	RENEX DIALYSIS CLINIC OF TAMPA, INC.
271.	RENEX DIALYSIS CLINIC OF UNIVERSITY CITY, INC.
272.	RENEX DIALYSIS CLINIC OF WOODBURY, INC.
273.	RENEX DIALYSIS FACILITIES, INC.
274.	SAINT LOUIS RENAL CARE, LLC
275.	SAN DIEGO DIALYSIS SERVICES, INC.
276.	SANTA BARBARA COMMUNITY DIALYSIS CENTER, INC.
277.	SMYRNA DIALYSIS CENTER, LLC
278.	SSKG, INC.
279.	ST. LOUIS REGIONAL DIALYSIS CENTER, INC.
280.	STAT DIALYSIS CORPORATION
281.	STONE MOUNTAIN DIALYSIS CENTER, LLC
282.	STUTTGART DIALYSIS, LLC
283.	TAPPAHANNOCK DIALYSIS CENTER, INC.
284.	TERRELL DIALYSIS CENTER, L.L.C.
285.	WARRENTON DIALYSIS FACILITY, INC.
286.	WEST END DIALYSIS CENTER, INC.
287.	WEST PALM DIALYSIS, LLC
288.	WHARTON DIALYSIS, INC.
289.	WSKC DIALYSIS SERVICES, INC.

3.1(i)                    Place of Business: For each Transferring Affiliate, the principal place of business, chief executive office, and the offices where each Transferring Affiliate keeps substantially all its Records is 920 Winter Street, Waltham, MA 02451 and such other locations listed in Exhibit G.

3.1(k)(iv)	Tradenames:	Renal Care Group	Fresenius Renal Technologies
		National Nephrology Associates	Fresenius Renal Therapies
		TruBlu Logistics (FUSA Mfg)	Fresenius Kidney Care
		Fresenius Renal Pharmaceuticals	Fresenius USA
		Fresenius Vascular Care	US Vascular

Name Changes:	None.

Mergers:

On February 28, 2012, Liberty Dialysis Holdings, Inc., the owner of Liberty Dialysis and owner of a 51% stake in Renal Advantage Partners, LLC merged into a subsidiary of Bio-Medical Applications Management Co., Inc.